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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 12, 2015

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5008 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02 Results of Operations and Financial Condition.

On February 12, 2015, Advance Auto Parts, Inc. (the "Company") issued a press release setting forth its financial results for its fourth quarter and fiscal year ended January 3, 2015. This release includes forward looking statements including, but are not limited to, statements related to the Company's 2015 fiscal year.

The Company's financial results for the fourth quarter and fiscal 2014 financial results include integration costs associated with the Company's integration of General Parts International, Inc. ("GPI") and B.W.P. Distributors, Inc. ("BWP") and amortization of intangible assets acquired from GPI. In addition, the fourth quarter and fiscal 2014 included an additional week of operations (53rd week). The Company's financial results for the fourth quarter and fiscal year ended December 28, 2013 include transaction expenses related to the Company's acquisition of GPI on January 2, 2014 and integration costs associated with the Company's integration of BWP. As a result of these expenses and the additional week, the Company’s financial results for these periods are not comparable with prior periods. Thus, the Company’s financial results have been presented in this press release on both a generally accepted accounting principles ("GAAP") basis and on a comparable basis to exclude the impact of the 53rd week and the integration costs, amortization and transaction expenses recognized in the respective periods. The Company has provided the required reconciliation of the financial results reported on a comparable basis to the most directly comparable GAAP basis and has provided an explanation as to why the financial results presented on a non-GAAP are useful to investors.

The press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

99.1	Press Release, dated February 12, 2015, issued by Advance Auto Parts, Inc.

Note: The information contained in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: February 12, 2015	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President and Chief Financial Officer
* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number
99.1	Press Release, dated February 12, 2015, issued by Advance Auto Parts, Inc.